UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

__________________________

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MSC INDUSTRIAL DIRECT CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on January 29, 2019. MSC INDUSTRIAL DIRECT CO., INC. MSC BUILT TO MAKE YOU BETTER MSC INDUSTRIAL DIRECT CO., INC. 75 MAXESS ROAD MELVILLE, NEW YORK 11747-3151 Meeting Information Meeting Type: Annual Meeting For holders as of: December 11, 2018 Date: January 29, 2019 Time: 9:00 a.m. Local Time Location: The Hilton Long Island/Huntington 598 Broad Hollow Road Melville, New York 11747 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATSMENT ANNUAL REPORT WITH FORM 10-K WRAP How to View Online: Have the information that is printed in the box marked by the arrow (Located on the following page) and visit www.proxyvote.com How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquires sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 15, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote in Person: Many shareholders meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxy marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the listed director nominees to serve for one-year terms: Proposal No. 1: Election of Directors Nominees 01) Mitchell Jacobson 02) Erik Gershwind 03) Jonathan Byrnes 04) Roger Fradin 05) Louise Goeser 06) Michael Kaufmann 07) Denis Kelly 08) Steven Paladino 09) Philip Peller The Board of Directors recommends you vote FOR the following proposals: Proposal No. 2: Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2019 To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2019. Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of Named Executive Officers To approve, on an advisory basis, the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.